UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

HELIX ENERGY SOLUTIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 West Sam Houston Parkway North
Suite 400
Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On April 22, 2026, Helix Energy Solutions Group, Inc., a Minnesota corporation (“Parent”), Odyssey Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of Parent (“Parent Sub”), Hercules Sub LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Parent (“LLC Sub”), and Hornbeck Offshore Services, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) Parent Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Surviving Corporation”) (the “First Company Merger”) and (ii) immediately following the First Company Merger, the Surviving Corporation will merge with and into LLC Sub (the “Second Company Merger” and, together with the First Company Merger, the “Mergers”), with LLC Sub continuing as the surviving entity. Upon consummation of the transactions contemplated by the Merger Agreement (the “Transactions”), Parent expects that its current shareholders will own approximately 45%, and current shareholders of the Company will own approximately 55%, of the Combined Company (as defined herein) on a fully diluted basis. Following the Transactions, the name of Parent will be changed to Hornbeck Offshore Services, Inc. (the “Combined Company”), and its common stock will remain listed on the New York Stock Exchange (the “NYSE”).

Under the terms of the Merger Agreement and as more fully described below, immediately prior to the First Company Merger, Parent will convert from a Minnesota corporation to a Delaware corporation (the “Conversion”) in accordance with Section 265 of the General Corporate Law of the State of Delaware and Section 302A.682 of the Minnesota Business Corporation Act pursuant to a Plan of Conversion (the “Plan of Conversion”), and each issued and outstanding share of Parent’s common stock (“Parent Common Stock”) will be converted into one share of common stock, par value $0.00001 per share, of Parent following the Conversion (the “Converted Parent Common Stock”). Upon the terms and subject to the conditions set forth in the Merger Agreement, at the time the First Company Merger becomes effective (the “Effective Time”), each share of the Company’s common stock, par value $0.00001 per share (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time will automatically be converted into the right to receive 10.27167 validly issued, fully paid and nonassessable shares of Converted Parent Common Stock.

The board of directors of Parent (the “Parent Board”) (a) determined that the Merger Agreement, the Plan of Conversion and the Transactions, including the Conversion, are fair to, advisable and in the best interests of, Parent and the holders of Parent Common Stock; (b) approved and declared advisable the Merger Agreement, the Plan of Conversion and the Transactions, including the Conversion, on the terms and subject to the conditions set forth in the Merger Agreement; (c) directed that approval of: (i) the issuance of shares of Converted Parent Common Stock pursuant to the Merger Agreement (the “Share Issuance”) by the holders of a majority of the outstanding shares of Parent Common Stock entitled to vote on the Share Issuance; (ii) the Plan of Conversion by the holders of a majority of the outstanding shares of Parent Common Stock entitled to vote on such matter; (iii) the provisions regarding compliance with the Shipping Act of 1916, as amended (46 U.S.C. § 50501), and the regulations promulgated thereunder (the “Jones Act”), as set forth in Article XV of Parent’s Certificate of Incorporation to be effective in connection with the Conversion (the “Parent Certificate of Incorporation upon Conversion”) (the “Jones Act Amendments”) by the holders of a majority of the outstanding shares of Parent Common Stock entitled to vote on such matter; (iv) an increase in the authorized Parent Common Stock and Parent Preferred Stock as set forth in Article V of the Parent Certificate of Incorporation upon Conversion by the holders of a majority of the outstanding shares of Parent Common Stock entitled to vote on such matter; (v) the director and officer citizenship requirement provisions set forth in Section 6.7 of the Parent Certificate of Incorporation upon Conversion by the holders of a majority of the outstanding shares of Parent Common Stock entitled to vote on such matter; (vi) the Second Company Merger by the holders of a majority of the outstanding shares of Parent Common Stock entitled to vote on such matter; (vii) the submission to jurisdiction provisions set forth in Article XIV of the Parent Certificate of Incorporation upon Conversion by the holders of a majority of the outstanding shares of Parent Common Stock entitled to vote on such matter; (viii) the provisions limiting liability of officers set forth in Article VII of the Parent Certificate of Incorporation upon Conversion by the holders of a majority of the outstanding shares of Parent Common Stock entitled to vote on such matter; (ix) the removal of the supermajority amendment approval requirements set forth in Article XI of the Parent’s existing Articles of Incorporation from the Parent Certificate of Incorporation upon Conversion by the holders of 80% of the outstanding shares of Parent Common Stock entitled to vote on such matter; and (x) the corporate opportunities provisions set forth in Article IX of the Parent Certificate of Incorporation upon Conversion by the holders of a majority of the outstanding shares of Parent Common Stock entitled to vote on such matter, in each case, at a meeting of the Parent shareholders duly called and held for such purpose (the matters set forth in clauses (i) through (vi), collectively, the “Requisite Parent Vote Matters” and the matters set forth in clauses (vii) through (x) collectively, the “Optional Parent Vote Matters”); be submitted to the holders of Parent Common Stock; and (d) resolved to recommend that the holders of shares of Parent Common Stock vote in favor of the Requisite Parent Vote Matters and the Optional Parent Vote Matters.

The board of directors of the Company has unanimously (a) determined that the Merger Agreement and the Transactions, are fair to, advisable and in the best interests of, the Company and the holders of shares of the Company Common Stock; (b) approved and declared advisable the Merger Agreement and the Transactions, including the Mergers, on the terms and subject to the conditions set forth in the Merger Agreement; (c) directed that the Merger Agreement be submitted to the holders of shares of Company Common Stock for their adoption; and (d) resolved to recommend that the holders of shares of Company Common Stock vote in favor of the adoption of the Merger Agreement. Shortly following the execution of the Merger Agreement, stockholders of the Company owning a majority of the Company Common Stock outstanding and entitled to vote on the matter adopted the Merger Agreement and approved the Transactions, including the Mergers, by written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware (the “Written Consent”).

Treatment of Company Equity Awards and Warrants.

Pursuant to the Merger Agreement, at the Effective Time, outstanding Company and Parent equity awards and Company warrants will be treated as follows: (i) each outstanding Company performance restricted stock unit award, Company restricted stock unit award, Parent performance restricted stock unit award, and Parent restricted stock unit award (in each case, whether vested or unvested) will be cancelled and converted into the right to receive a number of shares of Converted Parent Common Stock on the terms set forth in the Merger Agreement; (ii) each outstanding Company stock option will become fully vested and convert into an option to purchase a number of shares of Converted Parent Common Stock on the terms set forth in the Merger Agreement; and (iii) each outstanding Company warrant (including creditor warrants and Jones Act warrants) will be assumed by Parent and/or converted into the right to receive a number of shares of Converted Parent Common Stock (or in accordance with Jones Act restrictions, new Jones Act warrants to acquire shares of Converted Parent Common Stock) on the terms set forth in the Merger Agreement and the related warrant agreements.

Post-Closing Governance

Parent and the Company have agreed to certain governance-related matters. At the Effective Time, the Parent Board will have seven members, including (i) four directors designated by the Company and (ii) three directors designated by Parent (the “Parent Designees”). William L. Transier, a Parent Designee and current chairman of the Parent Board, will serve as chairman of the Combined Company board of directors (the “Combined Company Board”). A Parent Designee will serve as Chairman of the Audit Committee of the Combined Company Board, a separate Parent Designee will serve as Chairman of the Nomination & Governance Committee of the Combined Company Board and Bobby Jindal, a Company Designee and current director on the Company’s board of directors and chair of the Company’s compensation committee, will serve as Chairman of the Compensation Committee of the Combined Company Board.

Conditions to the Merger

The closing of the Transactions is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) the approval of the Requisite Parent Vote Matters, (ii) the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act having expired or been terminated, and the required approvals shall have been obtained under certain antitrust and foreign investment laws, (iii) there being no law, injunction or order by a governmental body prohibiting the consummation of the Transactions, (iv) the approval of Converted Parent Common Stock to be issued and listed on the NYSE in accordance with the terms of the Merger Agreement, (v) the registration statement on Form S-4 to be filed with the United States Securities and Exchange Commission (the “SEC”) by Parent, having been declared effective by the SEC, (vi) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (vii) compliance by each other party in all material respects with their respective covenants and (viii) receipt by the Company of an opinion from the Company's counsel that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of Parent and the Company relating to their respective businesses, financial statements and public filings, as applicable, in each case generally subject to customary materiality and knowledge qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of Parent and the Company, including covenants relating to conducting their respective businesses in the ordinary course and to refrain from taking certain actions without the consent of the other party. Parent and the Company also agreed to use their reasonable best efforts to cause the Mergers to be consummated and, subject to certain exceptions, to obtain regulatory approvals or expiration or termination of waiting periods.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each of Parent and the Company will be subject to certain restrictions on its ability to solicit an Acquisition Proposal (as defined in the Merger Agreement) from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding Acquisition Proposals, subject to customary exceptions. Parent is required to call a meeting of its stockholders to approve the Requisite Parent Vote Matters and the Optional Parent Vote Matters and, subject to certain exceptions, to recommend that its stockholders vote to approve the Requisite Parent Vote Matters and the Optional Parent Vote Matters.

Termination

The Merger Agreement contains termination rights for each of Parent and the Company, including, among others, if the consummation of the Transactions does not occur on or before December 31, 2026, subject to a 180-day extension in certain circumstances for the sole purpose of obtaining regulatory clearances. Upon termination of the Merger Agreement under specified circumstances, Parent may be required to pay the Company a termination fee of $40,500,000  and, in certain other circumstances, the Company may be required to pay Parent a termination fee of $49,500,000. In addition, if the Merger Agreement is terminated because Parent’s shareholders do not approve the Requisite Parent Vote Matters at the shareholder meeting called therefor, Parent may be required to pay all of the documented out-of-pocket costs of the Company up to a maximum amount equal to $13,500,000. If the Written Consent had not been timely delivered, the Company would have been required to pay all of the documented out-of-pocket costs of Parent up to a maximum amount equal to $16,500,000. Because the Written Consent was delivered shortly following the execution and delivery of the Merger Agreement, there are no longer any circumstances where Parent would be entitled to reimbursement of its expenses as described in the preceding sentence.

The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by (a) matters specifically disclosed in previous filings by Parent or the Company with the SEC prior to the date of the Merger Agreement (subject to certain exceptions) and (b) confidential disclosures made in confidential disclosure letters delivered in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Parent’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Parent that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that Parent files with the SEC.

Registration Rights Agreement

On April 22, 2026, Parent entered into a registration rights agreement (the “Registration Rights Agreement”) with certain Company stockholders identified therein (collectively, the “Registration Rights Holders”), pursuant to which, among other things, Parent agreed to provide for the registration and resale of certain Registrable Securities (as defined in the Registration Rights Agreement). The Registration Rights Agreement will become effective upon closing of the Transactions and will terminate upon any prior termination of the Merger Agreement in accordance with its terms.

Pursuant to the terms of the Registration Rights Agreement, the Combined Company will file with the SEC a registration statement to register under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the Registrable Securities. The Registration Rights Agreement provides for certain additional underwritten or coordinated offering demand rights and “piggy-back” registration rights, subject to certain customary limitations.

Additionally, the Registration Rights Holders have agreed to a 180-day post-closing lock-up on the Registrable Securities subject to the terms of the Registration Rights Agreement. Parent has agreed to pay certain expenses of the Registration Rights Holders incurred in connection with the exercise of their rights under the Registration Rights Agreement and indemnify the Registration Rights Holders for certain securities law matters in connection with any registration statement filed pursuant thereto. In addition, certain directors and officers of the Company have agreed to a similar lock-up restriction in separate standalone lock-up agreements effective as of Closing.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Securityholders Agreement

On April 22, 2026, Parent entered into a Securityholders Agreement (the “Securityholders Agreement”) with certain Company stockholders identified therein (the “Securityholders”). The Securityholders Agreement provides one Securityholder with the right to nominate up to two nominees to the Combined Company Board and provides the other Securityholder with the right to nominate up to one nominee to the Combined Company Board, in each case subject to terms and conditions related to ongoing ownership of Combined Company equity securities.

The Securityholders Agreement imposes standstill restrictions on the Securityholders and their affiliates from the closing of the Mergers until the earliest to occur of: (i) the date of the Combined Company’s 2028 annual meeting of stockholders; (ii) the tenth business day after the date on which all members of such group cease collectively to beneficially own at least ten percent of the Combined Company’s outstanding common stock (including shares issuable upon exercise of warrants); (iii) the date on which a third party enters into a definitive agreement with the Combined Company to effect a merger, acquisition, tender offer, or other similar extraordinary transaction; (iv) the date on which the company waives the standstill restrictions or similar restrictions with respect to any other person; or (v) following the Combined Company’s 2027 annual meeting of stockholders, the date on which the applicable investor irrevocably waives its right to designate a director for nomination to the Combined Company Board. During this period, the Securityholders are subject to restrictions relating to, among other things, acquiring additional voting securities, engaging in proxy contests, proposing extraordinary transactions, and forming groups with other holders, subject to specified exceptions. In addition, during the standstill period, the Securityholders are subject to certain restrictions on transfers of their securities, including prohibitions on transfers to specified competitors or other prohibited transferees and transfers that would result in a third party owning 5% or more of the Parent’s outstanding common stock, subject to customary exceptions. The Securityholders Agreement will become effective upon closing of the Transactions and will terminate upon any prior termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Securityholders Agreement is qualified in its entirety by the full text of the Securityholders Agreement, which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Parent intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the common stock of Parent to be issued in connection with the proposed transaction. The registration statement will include a document that serves as a proxy statement and prospectus of Parent (the “proxy statement/prospectus”), and Parent will file other documents regarding the proposed transaction with the SEC. This document is not a substitute for the registration statement, the proxy statement/prospectus, or any other document that Parent may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT AND THE COMPANY, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.

After the registration statement has been declared effective, a definitive proxy statement will be mailed to the shareholders of Parent (the “Parent Shareholders”). Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by Parent with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Parent, including the proxy statement/prospectus (when available), will be available free of charge from Parent’s website at helixesg.com under the “Investors” tab.

Participants in the Solicitation

Parent and certain of its directors and executive officers, and the Company and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Parent Shareholders with respect to the proposed transaction under the rules of the SEC. Information regarding the names, affiliations and interests of certain of Parent’s directors and executive officers in the solicitation by reading Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 26, 2026, Parent’s subsequent Quarterly Reports on Form 10-Q filed with the SEC, Parent’s definitive proxy statement for the 2026 annual meeting of shareholders filed with the SEC on April 1, 2026 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the paragraphs above. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Parent Shareholders in connection with the proposed transaction, including a description of their direct and indirect interests, by security holdings or otherwise, will also be set forth in the proxy statement/prospectus and other relevant materials when filed with the SEC.

Forward-Looking Statements

This report, including the exhibits attached hereto, contains forward-looking statements. All statements, other than statements of present or historical fact included in this report, regarding Parent’s proposed merger with the Company, Parent’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and earnings, estimated synergies, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements include, but are not limited to, statements regarding: Parent’s and the Company’s expectations, hopes, beliefs, intentions or strategies regarding the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining regulatory and shareholder approvals, and the satisfaction of other conditions to the completion of the proposed transaction; timeline and ability to realize anticipated benefits of the proposed transaction (including expected synergies and balance sheet balances); and governance of the combined company. These forward-looking statements are based largely on Parent’s and the Company’s current expectations. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause Parent’s or the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks related to potential litigation relating to the proposed transaction, including the effects of any outcomes related thereto; the risk that disruptions from the proposed transaction (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm Parent’s or the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; the ability of Parent or the Company to retain and hire key personnel, to retain customers or maintain relationships with their respective suppliers and customers; the diversion of management’s time and attention from ordinary course of business operations to completion of the proposed transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; legislative, regulatory and economic developments; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Parent’s or the Company’s financial performance as well as unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, losses, synergies, economic performance, indebtedness, financial condition, future prospects, business and management strategies, expansion and growth of Parent’s or the Company’s businesses; the inability of Parent and the Company to achieve expected synergies from the transaction or that it may take longer or be more costly than expected to achieve those synergies; an inability to de-leverage on the expected timeline, or at all; the imposition of any terms and conditions on any required governmental and regulatory approvals that could reduce the anticipated benefits to Parent and the Company of the Mergers; the inability to successfully integrate the Company’s operations with those of Parent without unexpected cost or delay; certain restrictions during the pendency of the proposed transaction that may impact Parent’s or the Company’s ability to pursue certain business opportunities or strategic transactions; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring Parent or the Company to pay a termination fee and expense reimbursement; the risk that Parent’s or the Company’s share price may decline significantly if the proposed transaction is not consummated; there may be liabilities that are not known, probable or estimable at this time, or unexpected costs, charges or expenses; actions by governments, regulatory authorities, customers, suppliers and partners; market conditions; results from acquired properties; demand for services; the performance of contracts by suppliers, customers and partners; operating hazards and delays, which includes delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in Parent’s filings with the SEC. In addition, Parent and the Company caution you that the forward-looking statements contained in this report are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the proposed transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Parent or the Company following announcement of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to obtain approval of the shareholders of Parent or the Company, or other conditions to closing in the merger agreement; (iv) the risk that the proposed transaction disrupts Parent’s or the Company’s current plans and operations as a result of the announcement of the proposed transaction; (v) Parent’s and the Company’s ability to realize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition and the ability of Parent and the Company to grow and manage growth profitably following the proposed transaction; and (vi) costs related to the proposed transaction. The forward-looking statements in this report are based upon information available to Parent and the Company as of the date of this report and, while Parent and the Company believe such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, Parent and the Company do not plan to publicly update or revise any forward-looking statements contained in this report, whether as a result of any new information, future events or otherwise. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Parent’s periodic filings with the SEC, including Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, Parent’s subsequent Quarterly Reports on Form 10-Q and in the Form S-4, when filed. Parent’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This report is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
2.1	Agreement and Plan of Merger, dated as of April 22, 2026, by and among Helix Energy Solutions Group, Inc., Hornbeck Offshore Services, Inc., Odyssey Sub, Inc. and Hercules Sub LLC.
4.1	Registration Rights Agreement, dated as of April 22, 2026, by and among Helix Energy Solutions Group, Inc. and the holders party thereto.
4.2	Securityholders Agreement, dated as of April 22, 2026, by and among Helix Energy Solutions Group, Inc. and the holders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2026
HELIX ENERGY SOLUTIONS GROUP, INC.
	By:	/s/ Erik Staffeldt
Erik Staffeldt
Executive Vice President and Chief Financial Officer